UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-08279

T. Rowe Price Reserve Investment Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: May 31

Date of reporting period: May 31, 2014

Item 1. Report to Shareholders

Reserve Investment Funds	May 31, 2014

The views and opinions in this report were current as of May 31, 2014. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

REPORTS ON THE WEB

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Fellow Shareholders

The Federal Reserve kept the fed funds target rate extremely low throughout the one-year period ended May 31, 2014. Since the beginning of January 2014, however, the central bank has been reducing the size of its monthly asset purchases—a process that should be complete by the end of 2014 and should be followed by the onset of measured short-term rate increases sometime in mid- to late 2015. Like many other money market funds, the T. Rowe Price Reserve Investment Funds continued to offer investors principal stability and liquidity over the last year, albeit with yields and total returns barely above 0%.

ECONOMY AND INTEREST RATES

After producing mostly moderate growth in 2013, the U.S. economy contracted at a 1.0% annualized rate in the first quarter of 2014, according to the most recent estimates. Harsh winter weather that curtailed housing activity and consumer spending is a major reason for the downturn, but stronger consumer spending and increased labor income, as well as improving sales and manufacturing data, suggest that the economy is rebounding strongly in the second quarter. Job growth over the last year has been solid, and the unemployment rate has declined to 6.3% in May. However, some of the decline reflects a reduced labor participation rate, as many discouraged workers have decided to leave the workforce.

To support the economic recovery, the Fed bought $85 billion in Treasuries and agency mortgage-backed securities every month in 2013. In 2014, the Fed trimmed its monthly purchases by $10 billion increments on several occasions, including a reduction at the end of April to a pace of only $45 billion per month going forward. We believe the Fed—now led by Janet Yellen following the late January completion of Chairman Ben Bernanke’s term—will finish winding down its asset purchases by the end of 2014 and that short-term interest rate increases are likely to begin sometime in mid- to late 2015.

MONEY MARKET REVIEW

Although the beginning of the Fed’s tapering of its asset purchase program was a leading story in fixed income markets, the very short-term securities in which we invest felt no impact from the change in Fed policy. Rather, money market rates remained closely tied to the federal funds rate, currently targeted at between 0.00% and 0.25%. Short-term rates are unlikely to rise significantly until the Fed signals that a short-term benchmark rate increase is imminent.

The Treasury bill market did, however, feel some impact from another bout of uncertainty caused by U.S. lawmakers’ indecisiveness regarding budget negotiations and debt ceiling issues in October and again in February. As they had in the summer of 2011, worries grew that a deadlocked Congress might not permit the repayment of short-term Treasury obligations that were coming due, but the price volatility was much milder. The downward pressure on prices was quickly ameliorated when Congress voted to suspend the debt ceiling until March 2015.

Excluding the temporary sell-off in Treasury bills caused by the budget negotiations, money market rates continued to grind lower during our fiscal year. Three-month LIBOR, a benchmark interbank lending rate, continued its slow descent, dropping from 0.28% to 0.23% over the last 12 months. LIBOR is the basis for pricing many money market instruments, so we have seen lower rates across all money market products. Three-month Treasury bill rates have traded in a range between 0.00% and 0.10% over the last year, while one-year T-bill yields have fluctuated between 0.07% and 0.10%. The overwhelming demand for high-quality liquid investments in recent years has led to very minimal differences in yields between the shortest-term securities and those with slightly longer maturities.

Repurchase agreements, or repos, continue to play an important role in the portfolios, as they provide another way to obtain high liquidity and quality. During the last few months, we started entering into repos with the Federal Reserve as a counterparty at very competitive rates, averaging around 0.03%. With pending bank regulatory reform, we expect the Federal Reserve to increasingly supplant banks and dealers as a source of supply of such agreements.

PORTFOLIO REVIEW

T. Rowe Price Reserve Investment Fund
The fund and the Lipper Institutional Money Market Funds Index each returned 0.05% in our fiscal year. Fund performance reflects ultra-low expenses and a very low interest rate environment for money market securities.

As you know, this money market fund is managed to provide a stable share price of $1.00 and seeks preservation of capital, liquidity, and, consistent with these, the highest possible current income. In compliance with Rule 2a-7 under the Investment Company Act of 1940, the fund invests in high-quality U.S. dollar-denominated money market securities within the two highest short-term rating categories assigned by established credit rating agencies or, if unrated, deemed by T. Rowe Price to be of comparable quality. The fund may invest a significant portion of its assets in money market securities issued by the U.S. Treasury and U.S. government agencies, and repurchase agreements thereon. Its weighted average maturity will not exceed 60 days, and its weighted average life will not exceed 120 days.

As of May 31, 2014, close to three-fourths of fund assets were invested in Treasury securities and other obligations of the U.S. government and its agencies, while repurchase agreements represented 18%. The remaining assets were invested mostly in commercial paper, medium-term notes, and municipal obligations. In keeping with the liquidity needs of the fund, we are maintaining a conservative posture with regard to maturity. The bulk of our purchases have a weighted average maturity of 60 days or less.

T. Rowe Price Government Reserve Investment Fund
The fund returned 0.04% during its fiscal year and outperformed the Lipper Institutional U.S. Treasury Money Market Funds Index, which returned 0.01%. Fund performance reflects ultra-low expenses and investments in government-backed short-term securities that offered the highest yields in a very low interest rate environment.

As you know, the fund is managed in compliance with Rule 2a-7 under the Investment Company Act of 1940 to provide a stable share price of $1.00. It seeks to maximize preservation of capital, liquidity, and, consistent with these goals, the highest possible current income by investing at least 80% of its net assets in U.S. Treasury securities, which are backed by the full faith and credit of the federal government, and repurchase agreements thereon. The remainder is invested in other securities backed by the full faith and credit of the U.S. government, and repurchase agreements thereon. The fund’s weighted average maturity will not exceed 60 days, and its weighted average life will not exceed 120 days.

As of May 31, 2014, about 62% of fund assets were invested in Treasury securities, while repurchase agreements represented the remaining 38%. In keeping with the liquidity needs of the fund, we are maintaining a conservative posture with regard to maturity. The bulk of our purchases have a weighted average maturity of 60 days or less.

OUTLOOK

The Fed’s own forecasts suggest that short-term interest rates will move higher sometime in the middle to latter part of 2015. Obviously, those forecasts are subject to the ongoing flow of economic data. With that time frame just beginning to enter into the investment horizon of the funds, we are quite cognizant that some money market rates may move higher in anticipation of a rate hike. If, in our opinion, the likelihood of rate hikes begins to increase, we may focus more on the shortest-term securities so that we can reinvest in higher-yielding money market instruments as soon as they become available. What will remain constant is our focus on principal stability, quality, and liquidity—especially in the current low interest rate environment.

Respectfully submitted,

Joseph K. Lynagh
Chairman of the funds’ Investment Advisory Committee

June 16, 2014

The committee chairman has day-to-day responsibility for managing the portfolios and works with committee members in developing and executing the funds’ investment programs.

RISKS OF INVESTING IN MONEY MARKET SECURITIES

Since money market funds are managed to maintain a constant $1.00 share price, there should be little risk of principal loss. However, there is no assurance the fund will avoid principal losses if fund holdings default or are downgraded—which are highly unlikely for securities backed by the full faith and credit of the U.S. government—or if interest rates rise sharply in an unusually short period. In addition, the fund’s yield will vary; it is not fixed for a specific period like the yield on a bank certificate of deposit. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in it.

GLOSSARY

Fed funds target rate: An overnight lending rate set by the Federal Reserve and used by banks to meet reserve requirements. Banks also use the fed funds rate as a benchmark for their prime lending rates.

LIBOR: The London Interbank Offered Rate, which is a benchmark for short-term taxable rates.

Lipper indexes: Fund benchmarks that consist of a small number (10 to 30) of the largest mutual funds in a particular category as tracked by Lipper Inc.

Repurchase agreement (repo): A form of short-term borrowing using collateral in which a bank or broker-dealer sells government securities to another party, such as the Federal Reserve, and commits to buy them back at a fixed price on a future date, usually within a week.

SEC yield (7-day simple): A method of calculating a money fund’s yield by annualizing the fund’s net investment income for the last seven days of each period divided by the fund’s net asset value at the end of the period. Yield will vary and is not guaranteed.

Weighted average life: A measure of a fund’s credit quality risk. In general, the longer the average life, the greater the fund’s credit quality risk. The average life is the dollar-weighted average maturity of a portfolio’s individual securities without taking into account interest rate readjustment dates. Money funds must maintain a weighted average life of less than 120 days.

Weighted average maturity: A measure of a fund’s interest rate sensitivity. In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes. The weighted average maturity may take into account the interest rate readjustment dates for certain securities. Money funds must maintain a weighted average maturity of less than 60 days.

T. Rowe Price Reserve Investment Fund

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

T. Rowe Price Government Reserve Investment Fund

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

T. Rowe Price Reserve Investment Funds

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

T. Rowe Price Reserve Investment Funds

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Government Reserve Investment Fund

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Reserve Investment Fund

Portfolio of Investments ‡

(Amounts in 000s)

	Par	$ Value
ASSET-BACKED COMMERCIAL PAPER 0.1%		
Jupiter Securitization, 0.10%, 6/18/14 (1)	25,000	24,999
Total Asset-Backed Commercial Paper (Cost $24,999)		24,999
CERTIFICATES OF DEPOSIT 0.8%		
U.S. Bank, 0.10%, 6/20/14 (2)	150,000	150,000
Total Certificates of Deposit (Cost $150,000)		150,000
FINANCIAL COMPANY COMMERCIAL PAPER 1.7%		
CPPIB Capital, 0.09%, 6/9/14 (1)	146,000	145,997
GE Capital, 0.08%, 6/25/14	150,000	149,992
Total Financial Company Commercial Paper (Cost $295,989)		295,989
GOVERNMENT AGENCY DEBT 35.6% (3)		
Federal Home Loan Banks, 0.04%, 6/13/14	28,300	28,300
Federal Home Loan Banks, 0.04%, 6/16/14	70,300	70,299
Federal Home Loan Banks, 0.04%, 7/7/14	72,900	72,897
Federal Home Loan Banks, 0.048%, 6/4/14	143,600	143,599
Federal Home Loan Banks, 0.05%, 6/20/14	163,700	163,696
Federal Home Loan Banks, 0.05%, 6/25/14	235,200	235,192
Federal Home Loan Banks, 0.05%, 7/9/14	75,505	75,501
Federal Home Loan Banks, 0.05%, 7/23/14	365,270	365,244
Federal Home Loan Banks, 0.051%, 6/18/14	205,850	205,845
Federal Home Loan Banks, 0.054%, 6/27/14	365,596	365,582
Federal Home Loan Banks, 0.055%, 8/15/14	533,455	533,394
Federal Home Loan Banks, 0.056%, 8/22/14	64,700	64,692
Federal Home Loan Banks, 0.058%, 8/1/14	70,700	70,693
Federal Home Loan Banks, 0.06%, 7/11/14	100,000	99,993
Federal Home Loan Banks, 0.06%, 8/20/14	40,000	39,995
Federal Home Loan Banks, 0.06%, 8/27/14	175,000	174,975

Federal Home Loan Banks, 0.061%, 7/16/14	100,000	99,992
Federal Home Loan Mortgage, 0.04%, 6/2/14	73,900	73,900
Federal Home Loan Mortgage, 0.05%, 6/25/14	15,000	14,999
Federal Home Loan Mortgage, 0.05%, 8/11/14	200,035	200,015
Federal Home Loan Mortgage, 0.05%, 8/13/14	58,105	58,099
Federal Home Loan Mortgage, 0.05%, 8/18/14	206,500	206,478
Federal Home Loan Mortgage, 0.05%, 8/19/14	666,100	666,027
Federal Home Loan Mortgage, 0.05%, 8/26/14	200,000	199,976
Federal Home Loan Mortgage, 0.06%, 9/12/14	200,000	199,966
Federal Home Loan Mortgage, 1.00%, 8/20/14	27,201	27,257
Federal Home Loan Mortgage, 5.00%, 7/15/14	50,000	50,298
Federal National Mortgage Assn., 0.04%, 6/16/14	71,500	71,499
Federal National Mortgage Assn., 0.05%, 7/28/14	36,169	36,166
Federal National Mortgage Assn., 0.05%, 8/1/14	40,400	40,397
Federal National Mortgage Assn., 0.05%, 8/11/14	250,000	249,975
Federal National Mortgage Assn., 0.05%, 8/13/14	45,961	45,956
Federal National Mortgage Assn., 0.05%, 8/18/14	7,400	7,399
Federal National Mortgage Assn., 0.05%, 8/20/14	539,850	539,790
Federal National Mortgage Assn., 0.05%, 8/26/14	500,000	499,940
Federal National Mortgage Assn., 0.05%, 9/2/14	50,000	49,994
Federal National Mortgage Assn., 0.055%, 9/8/14	40,100	40,094
Federal National Mortgage Assn., 0.056%, 8/27/14	298,896	298,855
Total Government Agency Debt (Cost $6,386,969)		6,386,969

GOVERNMENT AGENCY REPURCHASE AGREEMENTS 6.9% (4)

BNP Paribas, Tri-Party, Dated 5/30/14, 0.09%, Delivery Value of $35,000,263 on 6/2/14, Collateralized by U.S. Government securities, 1.915% - 3.773%, 9/1/37 - 3/1/43 valued at $35,700,001	35,000	35,000

Deutsche Bank, Tri-Party, Dated 5/30/14, 0.08%, Delivery Value of $350,002,333 on 6/2/14, Collateralized by U.S. Government securities, 1.959% - 6.50%, 11/15/17 - 4/20/60 valued at $357,000,000	350,000	350,000
Goldman Sachs, Tri-Party, Dated 5/30/14, 0.06%, Delivery Value of $150,000,750 on 6/2/14, Collateralized by U.S. Government securities, 2.174% - 7.15%, 9/1/25 - 1/1/44 valued at $153,000,000	150,000	150,000
HSBC Securities, Tri-Party, Dated 5/30/14, 0.08%, Delivery Value of $300,002,000 on 6/2/14, Collateralized by U.S. Government securities, 2.50% - 6.50%, 6/1/16 - 5/1/44 valued at $306,001,247	300,000	300,000
JPMorgan Chase, Tri-Party, Dated 5/30/14, 0.07%, Delivery Value of $100,000,583 on 6/2/14, Collateralized by U.S. Government securities, 1.792% - 6.185%, 8/1/18 - 6/1/44 valued at $102,003,584	100,000	100,000
Morgan Stanley, Tri-Party, Dated 5/30/14, 0.08%, Delivery Value of $50,000,333 on 6/2/14, Collateralized by U.S. Government securities, 2.345% - 5.071%, 4/1/28 - 4/20/44 valued at $51,000,000	50,000	50,000
RBS Securities, Tri-Party, Dated 5/30/14, 0.08%, Delivery Value of $250,001,667 on 6/2/14, Collateralized by U.S. Government securities, 0.625% - 3.25%, 3/31/17 - 5/15/21 valued at $255,000,066	250,000	250,000
Total Government Agency Repurchase Agreements (Cost $1,235,000)		1,235,000

OTHER COMMERCIAL PAPER 4.2%

3M, 0.07%, 6/26/14 (1)	47,000	46,998
Apple, 0.07%, 7/8/14 (1)	15,000	14,999
Apple, 0.07%, 7/11/14 (1)	20,000	19,998
Coca-Cola, 0.08%, 6/5/14 (1)	50,000	50,000
Colgate-Palmolive, 0.06%, 6/19/14 (1)	15,200	15,199
Google, 0.05%, 6/3/14 (1)	29,450	29,450
IBM, 0.07%, 6/23/14 (1)	48,100	48,098
IBM, 0.075%, 6/27/14 (1)	100,000	99,995
KfW, 0.07%, 6/17/14 (1)	200,000	199,994

U.S. Treasury Notes, 4.25%, 11/15/14	15,000	15,285
Total Treasury Debt (Cost $5,764,459)		5,764,459

TREASURY REPURCHASE AGREEMENTS 15.9% (4)

Bank of America, Tri-Party, Dated 5/29/14, 0.04%, Delivery Value of $121,000,941 on 6/5/14, Collateralized by U.S. Government securities, 0.75% - 8.00%, 1/15/17 - 11/15/21 valued at $123,420,066	121,000	121,000
Barclays Capital, Tri-Party, Dated 5/29/14, 0.05%, Delivery Value of $331,003,218 on 6/5/14, Collateralized by U.S. Government securities, 0.375% - 5.00%, 8/15/15 - 5/15/37 valued at $337,620,004	331,000	331,000
BNP Paribas, Tri-Party, Dated 5/30/14, 0.07%, Delivery Value of $15,000,088 on 6/2/14, Collateralized by U.S. Government securities, 0.125%, 4/15/16, valued at $15,300,072	15,000	15,000
Citigroup Global Markets, Tri-Party, Dated 5/29/14, 0.05% Delivery Value of $341,003,315 on 6/5/14, Collateralized by U.S. Government securities, 0.00% - 7.125%, 6/5/14 - 5/15/43 valued at $347,820,000	341,000	341,000
Credit Suisse First Boston, Tri-Party, Dated 5/27/14, 0.04% Delivery Value of $97,000,754 on 6/3/14, Collateralized by U.S. Government securities, 2.00%, 1/15/26 valued at $98,944,550	97,000	97,000
Deutsche Bank, Tri-Party, Dated 5/27/14, 0.05%, Delivery Value of $225,002,188 on 6/3/14, Collateralized by U.S. Government securities, 0.125% - 4.50%, 7/31/14 - 8/15/39 valued at $229,500,001	225,000	225,000
Deutsche Bank, Tri-Party, Dated 5/30/14, 0.07%, Delivery Value of $25,000,146 on 6/2/14, Collateralized by U.S. Government securities, 4.25%, 8/15/14, valued at $25,500,022	25,000	25,000
Federal Reserve Bank of New York, Tri-Party, Dated 5/30/14 0.05%, Delivery Value of $851,003,546 on 6/2/14 Collateralized by U.S. Government securities 1.625%, 11/15/22, valued at $851,003,569	851,000	851,000
Goldman Sachs, Tri-Party, Dated 5/27/14, 0.04%, Delivery Value of $195,001,517 on 6/3/14, Collateralized by U.S. Government securities, 0.25% - 5.50%, 5/31/14 - 5/15/43 valued at $198,900,039	195,000	195,000

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Government Reserve Investment Fund

Portfolio of Investments ‡

(Amounts in 000s)

	Par	$ Value
TREASURY DEBT 61.7%		
U.S. Treasury Bills, 0.028%, 9/11/14	100,000	99,992
U.S. Treasury Bills, 0.03%, 8/28/14	79,590	79,584
U.S. Treasury Bills, 0.031%, 8/21/14	60,000	59,996
U.S. Treasury Bills, 0.032%, 7/24/14	90,000	89,996
U.S. Treasury Bills, 0.033%, 7/10/14	50,000	49,998
U.S. Treasury Bills, 0.033%, 7/17/14	50,000	49,998
U.S. Treasury Bills, 0.037%, 6/26/14	120,000	119,997
U.S. Treasury Bills, 0.04%, 6/19/14	20,000	20,000
U.S. Treasury Bills, 0.047%, 7/3/14	65,000	64,997
U.S. Treasury Bills, 0.067%, 10/2/14	50,000	49,988
U.S. Treasury Bills, 0.078%, 9/4/14	75,000	74,984
U.S. Treasury Bills, 0.08%, 9/18/14	70,000	69,983
U.S. Treasury Notes, 0.25%, 9/15/14	73,500	73,543
U.S. Treasury Notes, 0.50%, 8/15/14	125,000	125,115
U.S. Treasury Notes, 0.50%, 10/15/14	70,500	70,616
U.S. Treasury Notes, 0.625%, 7/15/14	25,000	25,018
U.S. Treasury Notes, 2.125%, 11/30/14	12,000	12,123
U.S. Treasury Notes, 2.625%, 6/30/14	50,000	50,103
Total Treasury Debt (Cost $1,186,031)		1,186,031
TREASURY REPURCHASE AGREEMENTS 38.2% (1)		
Bank of America, Tri-Party, Dated 5/29/14, 0.04%, Delivery Value of $32,000,249 on 6/5/14, Collateralized by U.S. Government securities, 1.125% - 2.125%, 1/15/21 - 8/15/21 valued at $32,640,035	32,000	32,000
Barclays Capital, Tri-Party, Dated 5/29/14, 0.05%, Delivery Value of $89,000,865 on 6/5/14, Collateralized by U.S. Government securities, 1.75% - 3.125%, 5/31/16 - 11/15/41 valued at $90,780,076	89,000	89,000
BNP Paribas, Tri-Party, Dated 5/30/14, 0.07%, Delivery Value of $63,000,368 on 6/2/14, Collateralized by U.S. Government securities, 8.125%, 5/15/21, valued at $64,260,091	63,000	63,000

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Reserve Investment Fund

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Government Reserve Investment Fund

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Reserve Investment Fund

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Government Reserve Investment Fund

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Reserve Investment Fund

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Government Reserve Investment Fund

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Reserve Investment Funds

Notes to Financial Statements

T. Rowe Price Reserve Investment Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. T. Rowe Price Reserve Investment Fund (Reserve Fund) and T. Rowe Price Government Reserve Investment Fund (Government Reserve Fund) are two portfolios (collectively, the funds) established by the corporation and both commenced operations on August 25, 1997. The funds are offered as cash management options to mutual funds, trusts, and other accounts managed by T. Rowe Price Associates, Inc. (Price Associates) and/or its affiliates and are not available for direct purchase by members of the public. The funds seek to maximize preservation of capital, liquidity, and, consistent with these goals, the highest possible current income. Each fund operates in compliance with Rule 2a-7 under the 1940 Act.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including but not limited to ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Paydown gains and losses are recorded as an adjustment to interest income. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared daily and paid monthly.

NOTE 2 - VALUATION

Each fund’s financial instruments are valued and its net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business. Each fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) has been established by the funds’ Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values. For example, securities held by a money market fund are generally high quality and liquid; however, they are reflected as Level 2 because the inputs used to determine fair value are not quoted prices in an active market.

In accordance with Rule 2a-7 under the 1940 Act, each fund values its securities at amortized cost, which approximates fair value. Securities for which amortized cost is deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. On May 31, 2014, all of the funds’ financial instruments were classified as Level 2 in the fair value hierarchy.

NOTE 3 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, each fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objectives, policies, program, and risk factors of each fund are described more fully in its prospectus and Statement of Additional Information.

Repurchase Agreements Each fund may engage in repurchase agreements, pursuant to which it pays cash to and receives securities from a counterparty that agrees to “repurchase” the securities at a specified time, typically within seven business days, for a specified price. All repurchase agreements are fully collateralized by U.S. government securities or related agency securities, which are held by the custodian designated by the agreement. Collateral is evaluated daily to ensure that its market value exceeds the delivery value of the repurchase agreements at maturity. Although risk is mitigated by the collateral, a fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Restricted Securities Each fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since each fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

Each fund files U.S. federal, state, and local tax returns as required. Each fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return, but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

For the Government Reserve Fund, reclassifications to paid-in capital relate primarily to a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income or realized capital gain. For the year ended May 31, 2014, the following reclassifications were recorded to reflect tax character; there was no impact on results of operations or net assets:

Distributions during the years ended May 31, 2014 and May 31, 2013 were characterized as ordinary income for tax purposes and totaled $8,101,000 and $18,977,000, respectively, for the Reserve Fund and $774,000 and $1,441,000, respectively, for the Government Reserve Fund. At May 31, 2014, the tax-basis cost of investments and components of net assets were as follows:

Each fund intends to retain realized gains to the extent of available capital loss carryforwards. Because capital loss carryforwards that do not expire are required to be used before capital loss carryfowards with expiration dates, it is possible that all or a portion of the Reserve Fund’s capital loss carryforwards subject to expiration could ultimately go unused. During the year ended May 31, 2014, Reserve Fund utilized $122,000 of capital loss carryforwards and Government Reserve Fund utilized no capital loss carryforwards. As of May 31, 2014, the Reserve Fund had $3,941,000 of available capital loss carryforwards, which all expire in fiscal 2017. Additionally, as of May 31, 2014, the Government Reserve Fund had no available capital loss carryforwards.

NOTE 5 - RELATED PARTY TRANSACTIONS

The funds are managed by Price Associates, a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). Price Associates, directly or through sub-advisory agreements with its wholly owned subsidiaries, also provides investment management services to all shareholders of the funds. The funds pay no management fees; however, Price Associates receives management fees from the mutual funds and other accounts invested in the funds. Certain officers and directors of the funds are also officers and directors of Price Associates and its subsidiaries and of other T. Rowe Price-sponsored funds (Price funds) invested in the funds.

Pursuant to various service agreements, Price Associates and its wholly owned subsidiaries provide shareholder and administrative, transfer and dividend disbursing, accounting, and certain other services to the funds. For the year ended May 31, 2014, expenses incurred by the Reserve Fund pursuant to these service agreements were $117,000 for Price Associates. For the year ended May 31, 2014, expenses incurred by the Government Reserve Fund pursuant to these service agreements were $92,000 for Price Associates. The amounts payable at period-end pursuant to these agreements are included in Due to Affiliates in the accompanying financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of T. Rowe Price Reserve Investment Funds, Inc.
and Shareholders of T. Rowe Price Reserve Investment Fund and T. Rowe
Price Government Reserve Investment Fund

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Reserve Investment Fund and T. Rowe Price Government Reserve Investment Fund (two of the portfolios comprising T. Rowe Price Reserve Investment Funds, Inc., hereafter referred to as the “Fund”) at May 31, 2014, and the results of their operations, the changes in their net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
July 17, 2014

Tax Information (Unaudited) for the Tax Year Ended 5/31/14

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The Government Reserve Investment Fund’s distributions to shareholders included $3,000 from short-term capital gains.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Social Responsibility” at the top of our corporate homepage. Next, click on the words “Conducting Business Responsibly” on the left side of the page that appears. Finally, click on the words “Proxy Voting Policies” on the left side of the page that appears.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the above directions to reach the “Conducting Business Responsibly” page. Click on the words “Proxy Voting Records” on the left side of that page, and then click on the “View Proxy Voting Records” link at the bottom of the page that appears.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

T. Rowe Price Reserve Investment Fund

Approval of Investment Management Agreement

On April 30, 2014, the fund’s Board of Directors (Board), including a majority of the fund’s independent directors, approved the continuation of the investment management agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor). The April meeting followed a telephonic meeting held on March 4, 2014, during which the Board reviewed information and discussed the continuation of the Advisory Contract. In connection with its deliberations, the Board requested, and the Advisor provided, such information as the Board (with advice from independent legal counsel) deemed reasonably necessary. The Board considered a variety of factors in connection with its review of the Advisory Contract, also taking into account information provided by the Advisor during the course of the year, as discussed below:

Services Provided by the Advisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s senior management team and investment personnel involved in the management of the fund, as well as the Advisor’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor.

Investment Performance of the Fund
The Board reviewed the fund’s three-month, one-year, and year-by-year returns, as well as the fund’s average annualized total returns over the 3-, 5-, and 10-year periods, and compared these returns with a wide variety of previously agreed-upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data.

On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Advisor does not receive fees from the fund. Accordingly, the Board did not review information relating to revenues received by the Advisor under the Advisory Contract. The Board did review information regarding benefits that the Advisor (and its affiliates) may have realized from its relationship with the fund or other T. Rowe Price funds that invest in the fund, including research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor may receive some benefit from its soft-dollar arrangements pursuant to which it receives research from broker-dealers that execute the applicable fund’s portfolio transactions. The Board also received information on the estimated costs incurred and profits realized by the Advisor and its affiliates from advising T. Rowe Price mutual funds and concluded that the Advisor’s profits were reasonable. Because the Advisor does not receive a management fee from the fund, the Board did not consider whether the fund or other funds benefit under the fee levels set forth in the Advisory Contract from any economies of scale realized by the Advisor, and the Board did not review fees and expenses of other comparable funds or of institutional accounts of the Advisor and its affiliates.

Approval of the Advisory Contract
As noted, the Board approved the continuation of the Advisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract (including the fees to be charged for services thereunder). The independent directors were advised throughout the process by independent legal counsel.

T. Rowe Price Government Reserve Investment Fund

Approval of Investment Management Agreement

On April 30, 2014, the fund’s Board of Directors (Board), including a majority of the fund’s independent directors, approved the continuation of the investment management agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor). The April meeting followed a telephonic meeting held on March 4, 2014, during which the Board reviewed information and discussed the continuation of the Advisory Contract. In connection with its deliberations, the Board requested, and the Advisor provided, such information as the Board (with advice from independent legal counsel) deemed reasonably necessary. The Board considered a variety of factors in connection with its review of the Advisory Contract, also taking into account information provided by the Advisor during the course of the year, as discussed below:

Services Provided by the Advisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s senior management team and investment personnel involved in the management of the fund, as well as the Advisor’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor.

Investment Performance of the Fund
The Board reviewed the fund’s three-month, one-year, and year-by-year returns, as well as the fund’s average annualized total returns over the 3-, 5-, and 10-year periods, and compared these returns with a wide variety of previously agreed-upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data.

On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Advisor does not receive fees from the fund. Accordingly, the Board did not review information relating to revenues received by the Advisor under the Advisory Contract. The Board did review information regarding benefits that the Advisor (and its affiliates) may have realized from its relationship with the fund or other T. Rowe Price funds that invest in the fund, including research received under “soft dollar” agre ements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor may receive some benefit from its soft-dollar arrangements pursuant to which it receives research from broker-dealers that execute the applicable fund’s portfolio transactions. The Board also received information on the estimated costs incurred and profits realized by the Advisor and its affiliates from advising T. Rowe Price mutual funds and concluded that the Advisor’s profits were reasonable. Because the Advisor does not receive a management fee from the fund, the Board did not consider whether the fund or other funds benefit under the fee levels set forth in the Advisory Contract from any economies of scale realized by the Advisor, and the Board did not review fees and expenses of other comparable funds or of institutional accounts of the Advisor and its affiliates.

Approval of the Advisory Contract
As noted, the Board approved the continuation of the Advisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract (including the fees to be charged for services thereunder). The independent directors were advised throughout the process by independent legal counsel.

T. Rowe Price Reserve Investment Funds

About the Funds’ Directors and Officers

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting or potentially affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and business and regulatory affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates; “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.

Independent Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

William R. Brody	President and Trustee, Salk Institute for Biological Studies (2009 to
(1944)	present); Director, BioMed Realty Trust (2013 to present); Director,
2009	Novartis, Inc. (2009 to present); Director, IBM (2007 to present)
[159]

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004 to
(1945)	present); Director, Brixmor Real Estate Investment Trust (2012 to
1997	present); Director and Member of the Advisory Board, Deutsche
[159]	Bank North America (2004 to present); Director, Under Armour
(2008 to present); Director, Vornado Real Estate Investment Trust
(2004 to 2012)

Donald W. Dick, Jr.	Principal, EuroCapital Partners, LLC, an acquisition and management
(1943)	advisory firm (1995 to present)
2001
[159]

Bruce W. Duncan	President, Chief Executive Officer, and Director, First Industrial Realty
(1951)	Trust, owner and operator of industrial properties (2009 to present);
2013	Chairman of the Board (2005 to present), Interim Chief Executive
[159]	Officer (2007), and Director (1999 to present), Starwood Hotels &
Resorts, a hotel and leisure company

Robert J. Gerrard, Jr.	Advisory Board Member, Pipeline Crisis/Winning Strategies (1997
(1952)	to present); Chairman of Compensation Committee and Director,
2013	Syniverse Holdings, Inc. (2008 to 2011)
[159]

Karen N. Horn	Limited Partner and Senior Managing Director, Brock Capital Group,
(1943)	an advisory and investment banking firm (2004 to present); Director,
2003	Eli Lilly and Company (1987 to present); Director, Simon Property
[159]	Group (2004 to present); Director, Norfolk Southern (2008 to present)

Paul F. McBride	Former Company Officer and Senior Vice President, Human Resources
(1956)	and Corporate Initiatives, Black & Decker Corporation (2004 to 2010)
2013
[159]

Cecilia E. Rouse, Ph.D.	Dean, Woodrow Wilson School (2012 to present); Professor and
(1963)	Researcher, Princeton University (1992 to present); Director, MDRC,
2013	a nonprofit education and social policy research organization
[159]	(2011 to present); Member, National Academy of Education (2010 to present); Research Associate, National Bureau of Economic
Research’s Labor Studies Program (2011 to present); Member,
President’s Council of Economic Advisors (2009 to 2011); Chair
of Committee on the Status of Minority Groups in the Economic
Profession, American Economic Association (2012 to present)

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate
(1946)	investment company (1991 to present); Cofounder and Partner,
1997	Blackstone Real Estate Advisors, L.P. (1992 to present); Director,
[159]	General Growth Properties, Inc. (2010 to 2013); Director, BXMT
(formerly Capital Trust, Inc.), a real estate investment company
(2012 to present); Director and Chairman of the Board, Brixmor
Property Group, Inc. (2013 to present); Director, Hilton Worldwide
(2013 to present)

Mark R. Tercek	President and Chief Executive Officer, The Nature Conservancy
(1957)	(2008 to present)
2009
[159]

*Each independent director serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the
(1956)	Board, Director, and Vice President, T. Rowe Price Group, Inc.;
2006	Chairman of the Board, Director, and President, T. Rowe Price
[159]	Investment Services, Inc.; Chairman of the Board and Director,
T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price
Services, Inc.; Chairman of the Board, Chief Executive Officer,
and Director, T. Rowe Price International; Chairman of the Board,
Chief Executive Officer, Director, and President, T. Rowe Price Trust
Company; Chairman of the Board, all funds

Michael C. Gitlin	Vice President, Price Hong Kong, Price Singapore, T. Rowe Price,
(1970)	T. Rowe Price Group, Inc., and T. Rowe Price International
2010
[54]

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Position Held With
Reserve Investment Funds	Principal Occupation(s)

Austin Applegate (1974)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.; formerly Senior Municipal Credit
Research Analyst, Barclays (to 2011)

Steven G. Brooks, CFA (1954)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

M. Helena Condez (1962)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

G. Richard Dent (1960)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Roger L. Fiery III, CPA (1959)	Vice President, Price Hong Kong, Price
Vice President	Singapore, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price International, and T. Rowe
Price Trust Company

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Trust Company

Gregory K. Hinkle, CPA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer	Group, Inc., and T. Rowe Price Trust Company

Alan D. Levenson, Ph.D. (1958)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary	T. Rowe Price Investment Services, Inc.

Joseph K. Lynagh, CFA (1958)	Vice President, T. Rowe Price, T. Rowe Price
President	Group, Inc., and T. Rowe Price Trust Company

Alexander S. Obaza (1981)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

David Oestreicher (1967)	Director, Vice President, and Secretary,
Vice President	T. Rowe Price Investment Services, Inc., T. Rowe
Price Retirement Plan Services, Inc., T. Rowe
Price Services, Inc., and T. Rowe Price Trust
Company; Chief Legal Officer, Vice President,
and Secretary, T. Rowe Price Group, Inc.; Vice
President and Secretary, T. Rowe Price and
T. Rowe Price International; Vice President,
Price Hong Kong and Price Singapore

Deborah D. Seidel (1962)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Services, Inc.

Chen Shao (1980)	Assistant Vice President, T. Rowe Price
Assistant Vice President

Douglas D. Spratley, CFA (1969)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President

Edward A. Wiese, CFA (1959)	Director and Vice President, T. Rowe Price Trust
Vice President	Company; Vice President, T. Rowe Price and
T. Rowe Price Group, Inc.

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least 5 years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Anthony W. Deering qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Deering is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed for the last two fiscal years for professional services rendered to, or on behalf of, the registrant by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

     (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,759,000 and $1,794,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Reserve Investment Funds, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date July 17, 2014

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date July 17, 2014

	By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date July 17, 2014